UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

AMERICAN WELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39515	20-5009396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, 26th Floor Boston, MA	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 204-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 6, 2020, the Board of Directors (the “Board”) of American Well Corporation (the “Company”) appointed Deborah Jackson as a Class I director of the Company. Ms. Jackson will serve for a term ending on the date of the Company’s 2021 annual meeting of shareholders following the fiscal year ending December 31, 2020, and until her successor is duly elected and qualified, or until her earlier resignation, death, or removal.

The Board determined Ms. Jackson qualifies as an “independent director” for purposes of the New York Stock Exchange listing standards. There are no arrangements or understandings between Ms. Jackson and any other person pursuant to which she was selected as a director. There are no other transactions involving the Company and Ms. Jackson that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Jackson will enter into the same director indemnification arrangement as the Company’s other directors, the form of agreement for which was filed with the SEC on August 24, 2020 as Exhibit 10.19 to the Company’s Registration Statement on Form S-1. Ms. Jackson will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors, as in effect from time to time.

On October 9, 2020, the Company issued a press release announcing Ms. Jackson’s appointment. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release, dated October 9, 2020, issued by American Well Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2020

AMERICAN WELL CORPORATION

By:	/s/ Bradford Gay
Bradford Gay
Senior Vice President & General Counsel